UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

Future FinTech Group Inc.

(Exact name of registrant as specified in its charter)

Florida	001-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Americas Tower, 1177 Avenue of The Americas,
Suite 5100, New York, NY 10036

(Address of principal executive offices, including zip code)

888-622-1218

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FTFT	Nasdaq Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 10, 2021, Future FinTech Group Inc. (the “Company”), held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). A quorum was present at the Annual Meeting, and shareholders: (i) elected Shanchun Huang, Johnson Lau, Fuyou Li, Mingjie Zhao and Ying Li to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; (ii) ratified the appointment of Onestop Assurance PAC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; (iii) approved the compensation of the named executive officers in a non-binding, advisory vote; and (iv) approved three years with respect to the frequency with which shareholders are provided a non-binding, advisory vote on the compensation of our named executive officers.

The following is a summary of the voting results for each matter submitted to the shareholders:

Proposal 1. Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Shanchun Huang	35,585,397	137,853	10,869,925
Fuyou Li	35,630,266	92,984	10,869,925
Johnson Lau	35,614,387	108,863	10,869,925
Ying Li	35,374,989	348,261	10,869,925
Mingjie Zhao	35,632,380	90,870	10,869,925

Proposal 2: Ratification of the Appointment of Onestop Assurance PAC., as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2021

The shareholders ratified the appointment of Onestop Assurance PAC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, as follows:

For	Against	Abstain	Broker Non-Votes
45,175,576	1,311,217	106,382	N/A

Proposal 3. Advisory Vote on Compensation of Named Executive Officers

The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
35,348,671	328,017	46,562	10,869,925

Proposal 4. Advisory Vote on Frequency of Advisory Votes on Compensation of our Named Executive Officers

The shareholders voted for three years with respect to the frequency with which shareholders are provided a non-binding, advisory vote on the compensation of our named executive officers.

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
34,360,507	70,921	1,237,861	53,961	10,869,925

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future FinTech Group Inc.

Date: December 13, 2021	By:	/s/ Shanchun Huang
	Name:	Shanchun Huang
	Title:	Chief Executive Officer

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